UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2013

Lancaster Colony Corporation
(Exact name of registrant as specified in its charter)

Ohio	000-04065	13-1955943
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 West Broad Street Columbus, Ohio		43215
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	614-224-7141

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders
The Lancaster Colony Corporation (the “Corporation”) Annual Meeting of Shareholders (“Annual Meeting”) was held on November 18, 2013 in Columbus, Ohio, pursuant to the Notice of Annual Meeting of Shareholders and the Proxy Statement that was available on or about October 11, 2013 to all shareholders of record at the close of business on September 20, 2013. At the Annual Meeting, 26,006,601 shares of the Corporation’s common stock were represented in person or by proxy, which constituted a quorum.
At the Annual Meeting, shareholders voted on three proposals. The proposals are described in detail in the Corporation’s definitive proxy materials which were filed with the Securities and Exchange Commission and first made available to shareholders on or about October 11, 2013.
Proposal One - Nomination and Election of Directors
The Corporation’s shareholders elected the following individuals to serve for three year terms expiring at the 2016 Annual Meeting of Shareholders with the following vote totals:

	Number of Votes
Director Name	For	Withheld	Abstentions	Broker Non-Votes
Kenneth L. Cooke	24,578,115	27,021	—	1,401,465
Alan F. Harris	24,575,968	29,168	—	1,401,465
Zuheir Sofia	24,323,579	281,557	—	1,401,465
Proposal Two - Non-Binding Vote on the Compensation of the Corporation’s Named Executive Officers
The Corporation’s shareholders approved the compensation of the Corporation’s named executive officers with the following vote totals:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
24,290,091	265,712	49,331	1,401,467
Proposal Three - Ratification of the Selection of the Corporation’s Independent Registered Public Accounting Firm
The Corporation’s shareholders ratified the selection of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for the year ending June 30, 2014 with the following vote totals:

Number of Votes
For	Against	Abstentions	Broker Non-Votes
25,863,376	101,467	41,758	—
Item 8.01    Other Events
Also at the Annual Meeting, the Corporation’s Board of Directors approved a quarterly dividend of 44 cents per share to be paid on December 31, 2013 to shareholders of record on December 9, 2013.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits:

99.1	Press Release dated November 18, 2013

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LANCASTER COLONY CORPORATION
(Registrant)

Date: November 19, 2013	By: /s/JOHN L. BOYLAN
John L. Boylan
Treasurer, Vice President,
Assistant Secretary,
Chief Financial Officer and Director
(Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Description	Located at
99.1	Press Release dated November 18, 2013	Filed herewith